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                                                                    Exhibit 23.1

The Board of Directors
Coastal Bancorp, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus supplement and prospectus.


                                            /s/KPMG LLP

Houston, Texas


April 8, 1999